

MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of March 31, 2012

Investment Strategy
The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

Differentiating Factors
- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
A.Q. Johnson & Co., Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837

WWW.MUNDOVAL.COM

[2]Risks & Important Considerations
Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully

Geographic Diversification


41.65% Domestic
57.01% International
1.34% Net Cash[1]

[1]Net Cash represents cash equivalents and other assets less liabilities.

Top 10 Holdings

Bank of America Corp	4.84%
Mastercard Inc	4.72%
Citigroup Inc	4.11%
Companhia de Bebidas	3.87%
Aegon NV	3.75%
Munich RE Group	3.74%
Microsoft Corp	3.62%
General Electric Co	3.46%
Pfizer Inc	3.39%
Google Inc	3.36%

Industry Diversification

Financials	28.80%
Information Technology	20.36%
Health Care	14.08%
Telecommunication Services	13.28%
Energy	9.50%
Industrials	6.51%
Consumer Staples	3.87%
Consumer Discretionary	2.26%
Net Cash	1.34%

Fund Facts

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	32
2011 PortfolioTurnover	44%
Net Assets (millions)	$13.35
Audited Expense Ratio	1.50%
No sales loads or distribution fees	

Average Annual Total Returns [2]


Mundoval Fund
MSCI World Index
2.91%
0.56%
20.69%
20.22%
0.52%
-0.70%
5.22%
5.18%
1 Year
3 Year
5 Year
Since Inception

Hypothetical Growth of $10,000 since inception[2,3]


$16,000
$12,000
$8,000
$4,000
$0
$14,702
2004
2005
2006
2007
2008
2009
2010
2011

[3]A hypothetical $10,000 investment in the fund at inception on 9/3/04 would have been worth $14,702 on 3/31/12. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.

Quarterly Commentary: 1Q12

Portfolio Review

The Mundoval Fund returned 12.28% in the first quarter of 2012, 0.72% ahead of the MSCI World index return of 11.56%. Equity markets in general were buoyed by improving investor sentiment that the worst of the recession is behind us and, despite financial woes in parts of Europe, the global economy may be poised to begin growing again. Fifteen holdings posted double-digit gains, led by financial stalwarts Bank of America and Citigroup. Uncertainty over the future of healthcare and the Affordable Care Act weighed on pharmaceutical stocks, including Mundoval holdings GlaxoSmithKline, Novartis, and AstraZeneca.

During the quarter, pharmaceutical giant Johnson & Johnson, and health insurance provider, WellPoint , were sold from the portfolio after reaching what we believe is fair market value. South Africa-based telecommunications company, MTN Group, was added to the portfolio. We believe MTN Group represents a solid long-term value as a key provider of fixed and mobile telecommunications and broadband services to the African continent.

Manager Commentary: *The Case for High Conviction Investing*

A number of academic studies have considered the role of focused or concentrated investment portfolios in determining the value added by active investment management. In 2006, Emory University's Goizueta Business School analyzed over 2,000 mutual funds and found that high conviction managers outperformed more diversified funds by approximately 30 basis points per month or 4% annualized[1]. The Yale School of Management in 2009 used data on more than 2,500 U.S. mutual funds over a 24 year period and found that managers whose stock selections did not overlap or closely represent the benchmark index used to compare performance tended to outperform those funds that more closely represented the benchmark index ("closet indexer") by more than 1% per year after fees[2].

The Mundoval Fund generally owns shares of 25-35 companies in the portfolio. We hold concentrated positions for two main reasons. Concentration lowers our risk of losing capital because we limit the fund to our very best ideas, and we know the companies we own and understand the role that management is providing to enhance value for its shareholders. Concentration also enables each company to have a meaningful impact on our results when the market recognizes intrinsic business value. During the first quarter, Bank of America (up 72%) and Citigroup (up 39%) were the best performing companies in the portfolio. Their combined performance represented approximately one-third of the fund's total return for the first quarter.

Warren Buffett has practiced concentrated investing throughout his career and has written to his shareholders, "Portfolio concentration may well decrease risk if it increases, as it should, both the intensity with which an investor thinks about a business and the comfort level he/she must feel with its economic characteristics."

Thank you for your confidence and continued support.

Arthur Q. Johnson, CFA
Portfolio Manager

[1]Baks, Busse, Green; "Fund Managers Who Take Big Bets," March 2006 ; [2] Cremers, Petajisto; How Active is Your Fund Manager," August 2009

Average Annual Total Returns as of March 31, 2012[3]

	1Q 2012 (Non-Annualized)	Year to Date (Non-Annualized)	1-Year	3-Years	5-Years	Since Inception (9/3/04)
Mundoval Fund	12.28%	12.28%	2.91%	20.69%	0.52%	5.22%
MSCI World Index	11.56%	11.56%	0.56%	20.22%	-0.70%	5.18%

[3]Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

MUNDOVAL FUND

GLOBAL VALUE INVESTING

Mundoval Differentiators

- Management Team invested in fund alongside clients.
- Long-term investment horizon with low turnover of portfolio holdings.
- Diversified across both US and international businesses.
- Consistent investment approach through market cycles.

Mundoval Facts as of 3/31/12

Ticker:	MUNDX
CUSIP:	62613P202
Inception Date:	9/3/2004
Holdings:	32
2011 Turnover:	44%
Net Assets:	$13.4 mil
Audited Expense Ratio:	1.50%
Total Annual Fund Operating Expenses:	1.50%

No sales loads or distribution fees

Contact Us

We want to hear from you!

Call, email, or visit us to learn more about Mundoval and our approach to global value investing:

INFO@MUNDOVAL.COM

(858) 454-4837

7855 IVANHOE AVE. # 210
LA JOLLA, CA 92037

The Case for High-Conviction Investing

by Portfolio Manager, Arthur Q. Johnson

A number of academic studies have considered the role of focused or concentrated investment portfolios in determining the value added by active investment management.

In 2006, Emory University's Goizueta Business School analyzed over 2,000 mutual funds and found that high conviction managers outperformed more diversified funds by approximately 30 basis points per month or 4% annualized[1]. The Yale School of Management in 2009 used data on more than 2,500 U.S. mutual funds over a 24 year period and found that managers whose stock selections did not closely represent the benchmark index tended to outperform those funds that did ("closet indexer") by more than 1% per year after fees[2].

The Mundoval Fund is generally concentrated in shares of 25-35 companies. We hold concentrated positions for two main reasons:

1. We believe concentration lowers our risk of losing capital because we limit the fund to what we feel are our very best ideas, and we know the companies we own and understand the role that management is providing to enhance value for its shareholders.
2. Concentration also enables each company to have a meaningful impact on our results when the market recognizes intrinsic business value. For example, in the first quarter of 2012, Bank of America (up 72%) and Citigroup (up 39%) were the best performing companies in the portfolio. Their combined performance represented approximately one-third of the fund's total return for the first quarter. Our best ideas aren't diluted in a portfolio with dozens and dozens of holdings.

At first glance, a portfolio concentrated in only a handful of our best ideas may seem risky. But as Warren Buffett, a career-long advocate of concentrated investing wrote to his shareholders, "Portfolio concentration may well *decrease* risk if it increases, as it should, both the intensity with which an investor thinks about a business and the comfort level he/she must feel with its economic characteristics."

Thank you for your confidence and continued support.

Arthur Q. Johnson, CFA

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

1.Baks, Busse, Green; "Fund Managers Who Take Big Bets," March 2006. 2. Cremers, Petajisto; How Active is Your Fund Manager," August 2009.